Victory Funds

Victory S&P 500 Index Fund

Supplement dated September 28, 2017

to the Prospectus dated November 1, 2016, as supplemented (“Prospectus”)

This Supplement supersedes and replaces the Supplement dated April 7, 2017 in its entirety.

The Prospectus is revised to reflect additional information about sales charge reductions and waivers with respect to Class A shares of the Victory S&P 500 Index Fund (“Fund”).

1.              The following is added to the paragraph under “Fund Fees and Expenses” found on Page 1 of the Prospectus:

More information about sales charge discounts and other discounts available through certain financial intermediaries is also available in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund’s Prospectus.

2.              The section “Investing with Victory — Important information about sales load breakpoints” on Page 12 of the Prospectus is deleted.

3.              The following replaces the first two bullets for Class A shares in the comparative table in the section “Choosing a Share Class” found on Page 14 of the Prospectus:

CLASS A

•                  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.

4.              The following replaces the information in the section “Choosing a Share Class — Calculation of Sales Charges for Class A Shares” found on Page 15 of the Prospectus:

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”

All Class A purchases are subject to the terms described herein except for those purchases made through the an intermediary specified in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.50%	2.56%
$100,000 up to $249,999	2.00%	2.04%
$250,000 up to $499,999	1.50%	1.52%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above	0.00%	0.00%

5.              The following is added after the first paragraph in the section “Choosing a Share Class — Sales Charge Reductions and Waivers for Class A Shares” found on Page 15 of the Prospectus:

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are include in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Fund Pricing Policies.

6.              The following replaces the first enumerated paragraph in the section “Choosing a Share Class — Sales Charge Reductions and Waivers for Class A Shares” found on Page 15 of the Prospectus:

1.  Purchases sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above).

7.              The following sub-bullet points are added to the sixth enumerated paragraph in the section “Choosing a Share Class — Sales Charge Reductions and Waivers for Class A Shares” found on Page 16 of the Prospectus:

j. Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy.

k. Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

8.              The following Appendix A is added following the Financial Highlights of the Prospectus:

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:

Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.